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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          streetTRACKS(R) Series Trust
             (Exact name of registrant as specified in its charter)


             Massachusetts                                See Below
--------------------------------------------------------------------------------
 (State of incorporation or organization)      (I.R.S. Employer Identification
                                                            number)

One Lincoln Street, Boston, Massachusetts                   02111
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(Address of principal executive offices)                  (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Exchange Act:



                                                                                                I.R.S. EMPLOYER
                 TITLE OF EACH CLASS                               EXCHANGE                   IDENTIFICATION NUMBER
                   TO BE REGISTERED
------------------------------------------------------------- ----------------------------- -------------------------

            SPDR(R) Lehman 1-3 Month T-Bill ETF               American Stock Exchange              20-8599062

------------------------------------------------------------- ----------------------------- -------------------------

       SPDR(R) Lehman Intermediate Term Treasury ETF          American Stock Exchange              20-8600499

------------------------------------------------------------- ----------------------------- -------------------------

           SPDR(R) Lehman Long Term Treasury ETF              American Stock Exchange              20-8600546

------------------------------------------------------------- ----------------------------- -------------------------

             SPDR(R) Barclays Capital TIPS ETF                American Stock Exchange              20-8600606

------------------------------------------------------------- ----------------------------- -------------------------

             SPDR(R) Lehman Aggregate Bond ETF                American Stock Exchange              20-8600831

------------------------------------------------------------- ----------------------------- -------------------------


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [ ]

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Securities Act registration statement file number to which this form relates:
333-57793

Securities to be registered pursuant to Section 12(g) of the Act: None

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Item 1.  Description of Registrant's Securities to be Registered

A description of the Shares is set forth in the registrant's Registration Statement on Form N-1A (Commission File Nos. 333-57793; 811-08839), which description is incorporated herein by reference as filed with the Securities and Exchange Commission on May 23, 2007 ("Registration Statement").

Item 2.  Exhibits

(a) Registrant's Amended and Restated Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registration Statement.

(b) Registrant's Amended and Restated Bylaws, incorporated herein by reference to Exhibit (b) to the Registration Statement.

(c)    Registrant's form of global certificate is filed herewith


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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed in the City of Boston and Commonwealth of Massachusetts on the 29th day of May, 2007.



By: /s/ Ryan M. Louvar
    ---------------------
    Ryan M. Louvar
    Assistant Secretary